March 7, 2024
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:	Prudential Discovery Premier Group Variable Contract Account
(File No. 811-09799)

Discovery Premier Group Retirement Annuity
(File No. 333-95637)

Dear Commissioners:
On behalf of The Prudential Insurance Company of America and the Prudential Discovery Premier Group Variable Contract Account (the “Account”), please accept this information concerning the filing of the annual reports made with the Commission by the underlying mutual funds and portfolios within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), each fund company listed below filed a report on Form N-CSR with the Securities and Exchange Commission. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted those fund reports to its shareholders of record. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following annual reports with respect to the fund companies specified below:

Fund Company	1940 Act Registration No.
AB Variable Products Series Fund, Inc.	811-05398
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
American Century Variable Portfolios, Inc.	811-05188
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	811-07044
Davis Variable Account Fund, Inc.	811-09293
Delaware VIP® Trust	811-05162
Franklin Templeton Variable Insurance Products Trust	811-05583
Janus Aspen Series	811-07736
MFS® Variable Insurance Trust	811-08326
MFS® Variable Insurance Trust II	811-03732
PIMCO Variable Insurance Trust	811-08399
Prudential Series Fund	811-03623
T. Rowe Price Equity Series, Inc.	811-07143

If you have any questions regarding this filing, please contact me at Michele.Drummey@empower.com.
Sincerely,

/s/ Michele Drummey
Michele Drummey, as agent for The Prudential Insurance Company of America